FIRST AMENDMENT TO AMENDED AND RESTATED
                       JOINT VENTURE AGREEMENT

   THIS FIRST AMENDMENT TO AMENDED AND RESTATED JOINT VENTURE AGREEMENT (the "First Amendment") is made as of the 10th day of September, 1998, by and between MAC, CORP. ("MR Sub"), a New Jersey corporation which is a wholly owned subsidiary of Mirage Resorts, Incorporated, a Nevada corporation ("MRI"), and Boyd Atlantic City, Inc. ("Boyd Sub"), a New Jersey corporation which is a wholly owned subsidiary of Boyd Gaming Corporation, a Nevada corporation ("Boyd") (MR Sub and Boyd Sub are hereinafter referred to individually as a "Venturer" and collectively as the "Venturers"). MRI, Atlandia Design and Furnishings, Inc., a New Jersey corporation ("Atlandia") and Boyd are also parties to this First Amendment solely for the specific purpose of consenting to the change in the name of the Joint Venture, as hereinafter provided.

                              RECITALS:

   A. The parties hereto previously entered into that certain Amended and Restated Joint Venture Agreement of Stardust A.C., dated as of July 14, 1998 (the "Joint Venture Agreement"); and

   B. The parties now wish to modify and amend the Joint Venture Agreement to change the name of the Joint Venture, as more particu-larly provided herein.

                              AGREEMENT:

         1. Defined Terms. Unless otherwise defined herein, all capitalized terms used in this First Amendment shall have the meanings ascribed to such terms in the Joint Venture Agreement.

         2. Name of Joint Venture. Section 1.2 of the Joint Venture Agreement is hereby amended to provide that the name of the Joint Venture shall be Marina District Development Company, and all business of the Joint Venture shall be conducted solely in such name or in such other name or names as the Venturers may mutually determine.

         3. Intellectual Property. Section 8.2 of the Joint Venture Agreement is hereby modified and amended to delete all refer-ences to the use of the name "Stardust" by the Joint Venture and to eliminate any requirement of Boyd to enter into a license agreement with the Joint Venture for the use of the "Stardust" name.


                            EXHIBIT 10.81

         4.    Full Force and Effect.    Except as hereby modified and
         amended, all of the terms and provisions of the Joint Venture Agreement shall remain in full force and effect.

         5. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                      MAC, CORP., a New Jersey
                                      corporation

                                      By:   BRUCE A. LEVIN
                                            --------------------------
                                      Its:  Vice President/Assistant
                                            Secretary

                                      Boyd Atlantic City, Inc., a
                                      New Jersey corporation

                                      By:   BRIAN A. LARSON
                                            --------------------------
                                      Its:  Vice President

                                      Mirage Resorts, Incorporated, a
                                      Nevada corporation

                                      By:  BRUCE A. LEVIN
                                           ---------------------------
                                      Its: Vice President/General
                                           Counsel

                                      Atlandia Design and Furnishings,
                                      Inc., a New Jersey corporation

                                      By:  BRUCE A. LEVIN
                                           ---------------------------
                                      Its: Secretary

                                      Boyd Gaming Corporation, a Nevada
                                      corporation

                                      By:  BRIAN A. LARSON
                                           ---------------------------
                                      Its: Senior Vice President



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